UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07639

T. Rowe Price Institutional Equity Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2018

Item 1. Report to Shareholders

Institutional Large-Cap Value Fund	June 30, 2018

T. ROWE PRICE INSTITUTIONAL LARGE-CAP VALUE FUND

HIGHLIGHTS

■	The Institutional Large-Cap Value Fund returned -0.94% in the first half of its fiscal year and outperformed the Russell 1000 Value Index, but lagged its Lipper peer group index.
■	Our positioning in the consumer discretionary and information technology sectors contributed to performance. Conversely, a handful of consumer staples stocks detracted significantly from returns.
■	Our sector allocations stayed broadly unchanged. We took advantage of market volatility during the period and added to companies in defensive sectors whose valuations had pulled back to attractive levels.
■	A key risk to our outlook is the escalating U.S.-China trade dispute, which may hurt the profitability of some of our holdings and possibly lead to margin compression and declining free cash flow.

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CIO Market Commentary

Dear Investor

U.S. stocks recorded decent gains in the first half of 2018, but unlike last year, investors had to absorb some bumps along the way. In February, volatility spiked and the S&P 500 Index briefly tumbled over 10% from its highs, putting it in correction territory. The major U.S. benchmarks recovered their losses in the spring, eventually bringing the technology-focused Nasdaq Composite Index and the smaller-cap indexes to new highs. Volatility stayed somewhat elevated, however, and many investors clearly remained anxious as the first half of your fund’s fiscal year ended.

Solid corporate and economic fundamentals initially seemed to promise that 2017’s strong stock market momentum might carry forward into 2018. Continued global synchronized growth led to strong profits for many multinationals. In the U.S., earnings for the S&P 500 rose by nearly 25% in the first quarter versus a year before, according to FactSet—the best performance since the recovery from the financial crisis. Profit growth also picked up in Europe, Japan, and emerging markets, even as growth in many international economies cooled a bit.

Inflation fears presented the first obstacle to the markets in February, however. Stocks tumbled on news that hourly wages had jumped in January, sparking fears that the Federal Reserve would pick up its pace of interest rate increases in order to head off inflation. Wage growth moderated in the following months, but a series of strong economic reports raised growth expectations and sent long-term interest rates to multiyear peaks by May. Investors also worried that the massive U.S. fiscal stimulus from December’s tax cuts and March’s spending bill might overheat the economy, though interest rates fell back in late May and June as Fed officials stressed their intention to move slowly in tightening monetary policy.

Trade tensions soon emerged as a second impediment for the markets. The Trump administration began implementing a more populist trade stance in March, announcing tariffs on steel and aluminum imports, threatening to withdraw from the North American Free Trade Agreement (NAFTA), and later raising the possibility of taxing auto imports. The administration also announced a steady escalation in possible tariffs on Chinese goods, eventually targeting a list of $200 billion in Chinese imports. China and other U.S. trading partners vowed to retaliate proportionately.

Investors initially seemed willing to dismiss the tit-for-tat threats as negotiating tactics, but evidence eventually emerged that even the prospect of tariffs was impacting corporate strategies and profit outlooks. Stocks slumped on June 21, after German automaker Daimler lowered its earnings guidance due to possible tariff increases on SUVs it manufactures in the U.S. and sells in China. A few days later, Harley-Davidson revealed that it was planning to move some of its motorcycle production to Europe to avoid retaliatory tariffs recently announced by the European Union.

Boeing, Caterpillar, and other leading exporters suffered declines as trade tensions worsened, but small-caps, which typically have far less international exposure, fared much better than large-caps in the first half of the year. Growth shares continued to outperform value shares despite the strong performance of energy stocks, which benefited from a rise in oil prices to multiyear highs. Stocks in overseas markets reacted particularly poorly to growing trade fears and fell for the period. A decline in many currencies relative to the dollar also weighed on international bond and stock returns for U.S. investors.

Meanwhile, technology shares continued to dominate, with much of the market’s overall gain to date in 2018 concentrated in a handful of mega-cap companies able to leverage dominant Internet platforms. Data breaches and concerns about the growing power of these firms resulted in calls for government intervention in early 2018. For now, however, the threat of increased regulation seems a longer-term one that appears minor in comparison to the powerful fundamental strength of these companies.

T. Rowe Price’s global team of industry experts is monitoring the possible impact of tariffs and other challenges on a wide range of companies—from the global tech titans to small, domestic firms that get little analyst coverage on Wall Street. While the rest of 2018 may bring further surprises, you can rest assured that your portfolio manager is drawing on a wide range of insights in seeking to provide shareholders with superior returns while minimizing the impact of unforeseen political events or other pitfalls.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.

FUND COMMENTARY

How did the fund perform in the past six months?

The Institutional Large-Cap Value Fund returned -0.94% in the six months ended June 30, 2018. The fund outperformed the Russell 1000 Value Index but lagged the Lipper Large-Cap Value Funds Index. (Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

The consumer discretionary sector added value, led by our position in media company Twenty-First Century Fox, which was the subject of a bidding war between Comcast and Walt Disney. Fox’s shares have been on a tear since November, when reports first surfaced that the company was in talks with Disney, and hit a record high at the end of June. We slowly trimmed our Fox position into strength as its shares approached fully valued levels. Kohl’s was another large contributor as the retailer stepped up efforts to fend off competition from online sellers, including launching a pilot program with Amazon.com in some of its stores. We reduced our position but maintained exposure to Kohl’s, which is benefiting from stronger consumer spending as the nation’s jobs market and wage growth picked up this year. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The information technology (IT) sector helped performance, driven by our position in Microsoft, whose shares rose to record levels on the continued success of the software company’s cloud computing business. Cisco Systems was another large contributor after the network equipment maker gave a bullish forecast and said it would repatriate $67 billion of its cash held overseas and spend much of it on share buybacks and dividends. We trimmed Microsoft and Cisco Systems on valuation grounds after their strong performance, but both companies ranked among the biggest positions at the end of June.

Detractors were concentrated in the consumer staples sector, which weighed on returns as several holdings stumbled due to company-specific reasons. Philip Morris International was the fund’s biggest performance detractor after the company reported disappointing sales growth for its cigarette alternative products and weaker-than-expected cigarette shipments, triggering a sell-off in tobacco shares. Packaged foods company Tyson Foods was another large detractor as its shares slumped amid concerns that China’s retaliatory tariffs on U.S. pork and other farm products would hurt its margins, which were already under pressure from rising freight and labor costs. Walmart weighed on returns after its shares dropped in February after it reported disappointing online sales growth in last year’s holiday quarter. Despite their poor performance this year, we maintained positions in all three names, which we regard as fundamentally sound companies trading at attractive valuations.

How is the fund positioned?

The Institutional Large-Cap Value Fund seeks to invest in companies with favorable long-term fundamental characteristics that we believe are mispriced by the market. Each position is the result of careful stock picking based on the fundamental research generated by T. Rowe Price’s global equity analyst team. We seek to identify quality investments trading below their intrinsic value because of short-term controversy around the company or its business model. Because of our long-term investment horizon, we can exploit the valuation anomalies that often occur as companies take steps to resolve uncertainties and return to past levels of profitability. Our holdings are companies that have good franchises or brands, a history of strong returns and cash flow, and whose stock prices trade below what we believe they are worth. If we can successfully identify companies with asymmetric return potential, we believe we can beat the market and our peers over time.

Financials accounted for the largest sector allocation at period-end. We trimmed a few positions on strength, such as JPMorgan Chase and Fifth Third Bancorp, but added to Wells Fargo and U.S. Bancorp, which lagged yet have good potential to hold up in a slow-growth environment. We initiated a position in asset management company Franklin Resources, whose shares have fallen amid concerns about recent client outflows. However, Franklin Resources holds a large amount of cash that it could return to shareholders through special dividends or buying back stock. Moreover, we believed that it was attractively valued given its high cash flow generation, cost-cutting potential, and underutilized global platform. In the insurance industry, we eliminated XL Group after it agreed to be acquired by France’s AXA for a hefty premium, and added to our position in property and casualty insurer Chubb. Shares of Chubb dropped to attractive levels, and we think that the company will benefit from market share gains, improved pricing across the industry, and rising interest rates.

Our exposure to energy rose over the period thanks to strong gains in the sector, which benefited as strong global growth and supply disruptions drove oil prices higher this year. We believe the recent rally in oil prices will prove to be short-lived, however, and modestly trimmed on strength our positions in names more sensitive to oil price fluctuations, including Hess and Occidental Petroleum. We added to Canadian pipeline operator TransCanada on weakness and maintained our core positions in oil majors Total and ExxonMobil. Both have among the best assets and management teams in the industry, and we regard them as the most defensively positioned energy companies if oil prices decline.

Real estate represented the smallest sector allocation and largest underweight versus the benchmark at the end of June. However, our exposure rose after we bought SL Green Realty, a real estate investment trust (REIT) focused on commercial properties in New York City. REIT shares—which typically decline as interest rates rise—have struggled as faster U.S. economic growth and policy tightening by the Federal Reserve diminished their appeal relative to Treasuries. However, SL Green owns a portfolio of well-located, high-quality office buildings in Manhattan, and its management team has been taking advantage of the city’s strong real estate market by selling assets at a premium and buying back its own shares at discounted prices. Furthermore, SL Green’s shares traded at an attractive discount to its net asset value.

What is portfolio management’s outlook?

The U.S. economy continued to strengthen in the first half of 2018 as last year’s tax overhaul and financial industry deregulation benefited U.S. consumers and companies. We believe that the broadening economic recovery, strong corporate earnings, and a gradual pace of Fed rate hikes should provide a generally favorable environment for the U.S. economy and stock market for the rest of the year. However, the synchronized global expansion that began in late 2016 appears to be cooling as signs of sputtering growth have emerged in a few overseas markets.

A key risk to our outlook stems from policy uncertainty following this spring’s rapid escalation in the U.S.-China trade dispute. With the U.S. and China locked in a tit-for-tat tariff cycle, and the European Union and Canada recently joining the fray with retaliatory tariffs on targeted U.S. goods, we expect more financial markets volatility as worries mount about when and how the trade disputes will end. Thanks to T. Rowe Price’s strengths in fundamental research and our disciplined investment process, we are well equipped to navigate a more unpredictable environment as we continue to uncover and invest in high-quality, undervalued companies in our ongoing effort to generate long-term value for our investors.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF STOCK INVESTING

As with all stock funds, the fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse local, political, social, or economic developments in the U.S. or abroad; changes in investor psychology; or heavy selling at the same time by major institutional investors in the market, such as mutual funds, pension funds, and banks. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the adviser’s assessment of companies held by the fund may prove incorrect, resulting in losses or poor performance, even in rising markets. Also, the fund’s overall investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds. Legislative, regulatory, or tax developments may affect the investment strategies available to portfolio managers, which could adversely affect the ability to implement the fund’s overall investment program and achieve the fund’s investment objective.

RISKS OF VALUE INVESTING

Finding undervalued stocks requires considerable research to identify the particular company, analyze its financial condition and prospects, and assess the likelihood that the stock’s underlying value will be recognized by the market and reflected in its price. A value approach to investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

BENCHMARK INFORMATION

Note: Frank Russell Company (Russell) is the source and owner of the Russell index data contained or reflected in these materials and all trademarks and copyrights related thereto. Russell® is a registered trademark of Russell. Russell is not responsible for the formatting or configuration of these materials or for any inaccuracy in T. Rowe Price Associates’ presentation thereof.

GROWTH OF $1 MILLION

This table shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on distributions or the redemption of shares. When assessing performance, investors should consider both short- and long-term returns.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF OPERATIONS

($000s)

		6 Months Ended 6/30/18
Investment Income (Loss)		
Income		
Dividend	$	45,391
Securities lending		180
Total income		45,571
Expenses		
Investment management		10,629
Shareholder servicing		4
Prospectus and shareholder reports		57
Custody and accounting		120
Registration		44
Legal and audit		13
Directors		6
Proxy and annual meeting		38
Miscellaneous		33
Total expenses		10,944
Net investment income		34,627
Realized and Unrealized Gain / Loss		
Net realized gain (loss)		
Securities		106,589
Foreign currency transactions		16
Net realized gain		106,605
Change in net unrealized gain / loss		
Securities		(179,882)
Payable to Price Associates (Note 5)		(1,824)
Other assets and liabilities denominated in foreign currencies		(4)
Change in net unrealized gain / loss		(181,710)
Net realized and unrealized gain / loss		(75,105)
DECREASE IN NET ASSETS FROM OPERATIONS	**$**	**(40,478)**

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF CHANGES IN NET ASSETS

($000s)

	6 Months Ended 6/30/18	Year Ended 12/31/17
Increase (Decrease) In Net Assets		
Operations		
Net investment income	$ 34,627	$ 65,685
Net realized gain	106,605	190,960
Change in net unrealized gain / loss	(181,710)	298,272
Increase (decrease) in net assets from operations	(40,478)	554,917
Distributions to shareholders		
Net investment income	–	(66,645)
Net realized gain	–	(115,409)
Decrease in net assets from distributions	–	(182,054)
Capital share transactions*		
Shares sold	258,163	579,676
Distributions reinvested	–	181,528
Shares redeemed	(448,728)	(475,282)
Increase (decrease) in net assets from capital share transactions	(190,565)	285,922
Net Assets		
Increase (decrease) during period	(231,043)	658,785
Beginning of period	3,877,282	3,218,497
End of period	**$ 3,646,239**	**$ 3,877,282**
Undistributed net investment income	34,627	–
*Share information		
Shares sold	10,876	25,660
Distributions reinvested	–	7,755
Shares redeemed	(19,272)	(21,003)
Increase (decrease) in shares outstanding	(8,396)	12,412

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Institutional Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Large-Cap Value Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions, if any, are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The portion of the results of operations attributable to changes in foreign exchange rates on investments is not bifurcated from the portion attributable to changes in market prices. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $1,000 for the six months ended June 30, 2018.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2018 (for further detail by category, please refer to the accompanying Portfolio of Investments):

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2018.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2018, the value of loaned securities was $106,908,000; the value of cash collateral and related investments was $113,865,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $581,736,000 and $725,354,000, respectively, for the six months ended June 30, 2018.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2018, the cost of investments for federal income tax purposes was $3,034,651,000. Net unrealized gain aggregated $726,079,000 at period-end, of which $844,480,000 related to appreciated investments and $118,401,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 0.55% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the six months ended June 30, 2018, expenses incurred pursuant to these service agreements were $46,000 for Price Associates and $3,000 for T. Rowe Price Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2018, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

On June 6, 2016, Price Associates offered, and the fund’s Board of Directors accepted, a voluntary payment to compensate the fund for a loss of value on its investment in Dell as a result of the fund’s ineligibility to pursue an appraisal action in Delaware court of Chancery due to a proxy voting error in 2013. The amount paid by Price Associates remains subject to further increase or decrease in the event of a court-determined change in the fair valuation of Dell shares on appeal, or payment received by the fund from any other source to compensate for the loss of value on its Dell shares. On December 14, 2017, the Delaware Supreme Court reversed the Court of Chancery’s enhanced valuation of Dell shares (appraisal value) and remanded the case to the Court of Chancery for further proceedings. While the ultimate outcome of the proceedings is uncertain, based on the language in the Delaware Supreme Court’s opinion, Price Associates believes it probable that the fair valuation of Dell shares will ultimately be reduced below the appraisal value, either by a court decision or a settlement agreement among the litigants. Accordingly, the fund recorded an initial liability reflecting a contingent repayment to Price Associates (repayment) based on an estimated reduction of the fair valuation of Dell shares. Effective May 9, 2018, based on additional relevant information to the case, the fund increased its liability. The impact of recording this additional liability on the fund’s results from operation is reflected separately under change in net unrealized gain/loss in the accompanying financial statements. The fund’s liability may be increased by an amount up to the full amount initially paid by Price Associates, $5,014,000, or decreased as additional information becomes available in the future; however no repayment will be made unless or until there is a final, non-appealable judgment in the appraisal action.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), on behalf of the fund. In that regard, at an in-person meeting held on March 5–6, 2018 (Meeting), the Board, including a majority of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2017, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services based on the fund’s average daily net assets and the fund pays its own expenses of operations. Assets of the fund are included in the calculation of the group fee rate, which serves as a component of the management fee for many other T. Rowe Price funds and declines at certain asset levels based on the combined average net assets of most of the T. Rowe Price funds (including the fund). Although the fund does not have a group fee component to its management fee, its assets are included in the calculation because the primary investment resources utilized to manage the fund are shared with other actively managed funds. The fund’s shareholders also benefit from potential economies of scale through a decline in certain operating expenses as the fund grows in size. The Board concluded that the advisory fee structure for the fund provided for a reasonable sharing of benefits from any economies of scale and that the advisory fee structure continued to be appropriate.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the fund with a group of competitor funds selected by Broadridge (Expense Group) and (ii) total expenses, actual management fees, and nonmanagement expenses of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the second quintile (Expense Group), the fund’s actual management fee rate ranked in the second quintile (Expense Group and Expense Universe), and the fund’s total expenses ranked in the first quintile (Expense Group and Expense Universe).

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) During the period, the Price Funds’ accounting agent, The Bank of New York Mellon (BNYM), converted the fund’s books and records from a legacy fund accounting system / operating model to a BNYM fund accounting system / operating model.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Equity Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 16, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 16, 2018

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	August 16, 2018